SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                     Form 8-K


                                   CURRENT REPORT
       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      December 7, 2001
                                                 ___________________________


                                 ALICO, INC.
____________________________________________________________________________
(Exact name of registrant as specified in its charter)


Florida                           0-261                          59-0906081
____________________________________________________________________________
(State or other jurisdiction     (Commission                  (IRS Employer
           of incorporation)      File Number)           Identification No.)


Post Office Box 338, La Belle, Florida                             33975
___________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (863) 675-2966
                                                 _________________________

Item 5.  Other Events

   Incorporated by reference is a correction to a press release issued by the Registrant on December 7, 2001, attached as Exhibit 01, providing information concerning the Registrant's announcement of its purchase of land in Lee County, Florida.


Item 7.     Financial Statements and Exhibits.

( c ) Exhibit

Exhibit 01 - Press release issued December 7, 2001.




                                    SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ALICO, INC.
                                          (Registrant)



                                              /s/ W. Bernard Lester
December 12, 2001                         By__________________________________
__________________                          W. Bernard Lester, President
Date                                       (Signature)

EXHIBIT INDEX


Exhibit
Number                           Description

01 Press release issued December 7, 2001

FOR IMMEDIATE RELEASE


                   CORRECTION - ALICO, INC.


In the news release, Alico, Inc./Agri-Insurance Company, Ltd. Announces Purchase of 40 Acres Near Florida Gulf Coast University, issued earlier today by Alico, Inc. over PR Newswire, we are advised by the company that the first paragraph, first sentence, should read "Alico, Inc., has agreed to purchase approximately 40 acres" rather than "Alico, Inc., has purchased approximately 40 acres", also the second sentence should read "The purchase price of the property will be $9.5 million" rather than "The purchase price of the property was $9.5 million" as originally issued inadvertently.